                                                                    EXHIBIT 99.3

                                    SIGNATURES

                                        BECKER DRAPKIN MANAGEMENT, L.P.

                                        By: BC Advisors, LLC
                                        Its: General Partner

                                        By: /s/ Ashley Sekimoto
                                            ------------------------------------
                                        Name: Ashley Sekimoto
                                        Title: Attorney-in-Fact
                                        Date: February 6, 2012

                                        BECKER DRAPKIN PARTNERS (QP), L.P.

                                        By: Becker Drapkin Management, L.P.
                                        Its: General Partner

                                        By: BC Advisors, LLC
                                        Its: General Partner

                                        By: /s/ Ashley Sekimoto
                                            ------------------------------------
                                        Name: Ashley Sekimoto
                                        Title: Attorney-in-Fact
                                        Date: February 6, 2012

                                        BECKER DRAPKIN PARTNERS, L.P.

                                        By: Becker Drapkin Management, L.P.
                                        Its: General Partner

                                        By: BC Advisors, LLC
                                        Its: General Partner

                                        By: /s/ Ashley Sekimoto
                                            ------------------------------------
                                        Name: Ashley Sekimoto
                                        Title: Attorney-in-Fact
                                        Date: February 6, 2012

                                        BC ADVISORS, LLC

                                        By: /s/ Ashley Sekimoto
                                            ------------------------------------
                                        Name: Ashley Sekimoto
                                        Title: Attorney-in-Fact
                                        Date: February 6, 2012

                                        STEVEN R. BECKER
                                        /s/ Ashley Sekimoto
                                        ----------------------------------------
                                        Name: Ashley Sekimoto
                                        Title: Attorney-in-Fact
                                        Date: February 6, 2012

                                        MATTHEW A. DRAPKIN
                                        /s/ Ashley Sekimoto
                                        ----------------------------------------
                                        Name: Ashley Sekimoto
                                        Title: Attorney-in-Fact
                                        Date: February 6, 2012